AMENDMENT NO. 3 TO CREDIT AGREEMENT


          AMENDMENT No. 3 dated as of August 23, 1995 among
ORBITAL SCIENCES CORPORATION (the "Company"), ORBITAL
IMAGING CORPORATION and FAIRCHILD SPACE AND DEFENSE
CORPORATION, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative
Agent (the "Administrative Agent"), and J.P. MORGAN
DELAWARE, as Collateral Agent.


                   W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (as amended from time to time, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless
otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Decrease in the Minimum Consolidated
Fixed Charges Ratio. Section 5.10 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.10.  Consolidated Fixed Charge Ratio.
At the last day of any fiscal quarter, the ratio of Earnings Available for Fixed Charges to Consolidated Fixed Charges for the four consecutive fiscal quarters then ended will not be less than 1.10 to 1. For purposes of this Section 5.10, the fiscal quarters of the Company ended June 30, 1994 and June 30, 1995, respectively, shall be excluded from any determination of any period of four consecutive fiscal quarters (e.g. the fiscal quarters ended March 31, 1994, September 30, 1994, December 31, 1994 and March 31, 1995) shall constitute four consecutive fiscal quarters for purposes of this Section 5.10).

          SECTION 3.  Additional Permitted Investment.
Section 5.07 of the Agreement is amended by:

          (i) deleting the preposition "and" at the end of clause (e) thereof;

          (ii) renumbering clause (f) thereof as clause (g);
and

         (iii) inserting a new clause (f) immediately following clause (e) thereof, to read in its entirety as follows:

          "(f) Investments made by the Company to acquire
     Macdonald, Dettwiler and Associates Ltd. ("MDA"), substantially on the terms described by the Company to the Banks in the draft of the Combination Agreement with respect to such acquisition, a copy of which has been delivered to each of the Banks, up to an amount not in excess of the value of 4,800,000 shares of common stock of the Company; and"

          SECTION 4.  New York Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date on which the Administrative Agent shall have received
(i) duly executed counterparts hereof signed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) for the account of each Bank, an amendment fee equal to 1/8 of 1% of such Bank's Commitment as in effect on such date.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         ORBITAL SCIENCES CORPORATION



                         By /s/ Carlton S. Crenshaw
                            Title: Sr. Vice President/Finance
                                   Administrator and Treasurer


                         ORBITAL IMAGING CORPORATION



                           By /s/ Carlton B. Crenshaw
                              Title: Chief Financial Officer
                                     and Treasurer


                         FAIRCHILD SPACE AND DEFENSE
                           CORPORATION



                           By /s/ Carlton B. Crenshaw
                              Title: Treasurer


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK



                         By /s/ Kevin J. O'Brien
                            Title: Vice President


                         THE BANK OF NOVA SCOTIA



                         By /s/ J. Alan Edwards
                            Title: Authorized Signatory


                         SIGNET BANK/VIRGINIA



                         By /s/ Ronald K. Hobson
                            Title: Vice President


                         NATIONSBANK, N.A.



                         By /s/ James W. Gaitten
                            Title: Vice President


                         THE BANK OF TOKYO TRUST COMPANY



                         By /s/ J. Andrew Don
                            Title: Vice President


                         THE DAIWA BANK, LIMITED



                         By /s/ Louanne Baily
                            Title: Vice President
                                   and Manager



                         By /s/ R.M. Shehorn
                            Title: SVP & RM MIDWEST